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                                  EXHIBIT 23.1




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                                                                    EXHIBIT 23.1
                                                                    ------------


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Donegal Group Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus contained in the Registration Statement.




                                                /s/ KPMG LLP
                                                KPMG LLP


Philadelphia, Pennsylvania


August 2, 2001




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